UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 5, 2022

GOLDEN MATRIX GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-41326	46-1814729
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

3651 Lindell Road, Suite D131

Las Vegas, NV 89103

(Address of principal executive offices)(zip code)

Registrant’s telephone number, including area code: (702) 318-7548

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value Per Share	GMGI	NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

As previously disclosed in the Preliminary Information Statement on Schedule 14C filed by Golden Matrix Group, Inc. (the “Company”, “we” and “us”) with the Securities and Exchange Commission (the “Commission” or the “SEC”) on May 5, 2022 (the “Information Statement”), and described in greater detail below under Item 5.07, which information is incorporated by reference into this Item 5.02 in its entirety, effective on May 5, 2022, the Majority Stockholders, pursuant to the Majority Stockholder Consent (each as defined in Item 5.07, below), approved the adoption of the Golden Matrix Group, Inc. 2022 Equity Incentive Plan (the “2022 Plan”). In accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended, the 2022 Plan will become effective no earlier than forty (40) days after the date notice of the internet availability of the Information Statement materials is first sent to stockholders, which we currently expect to be on or approximately June 25, 2022, provided that such date will depend on the date that we are able to file, and mail notice of the availability of, a Definitive Information Statement on Schedule 14C (the “Definitive Information Statement”).

The material terms of the 2022 Plan were described in the Information Statement (under the caption “The Company’s 2022 Equity Incentive Plan”). The 2022 Plan will provide an opportunity for any employee, officer, director or consultant of the Company, subject to limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) restricted stock units, (v) stock awards; (vi) shares in performance of services; (vii) other stock-based awards; or (viii) any combination of the foregoing. In making such determinations, the Board of Directors may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the board of directors of the Company (the “Board of Directors”) in its discretion shall deem relevant.

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the aggregate number of shares of common stock which may be issued pursuant to awards under the 2022 Plan is the sum of (i) 5,000,000 shares, and (ii) an annual increase on May 1st of each calendar year, beginning in 2023 and ending in 2032, in each case subject to the approval of the Board of Directors or the compensation committee of the Company (if any) on or prior to the applicable date, equal to the lesser of (A) ten percent (10%) of the total shares of common stock of the Company outstanding on the last day of the immediately preceding fiscal year; (B) 1,000,000 shares of common stock; and (C) such smaller number of shares as determined by the Board of Directors or compensation committee of the of the Company (if any)(the “Share Limit”). Notwithstanding the foregoing, shares added to the Share Limit are available for issuance as incentive stock options only to the extent that making such shares available for issuance as incentive stock options would not cause any incentive stock option to cease to qualify as such. In the event that the Board of Directors or the compensation committee (if any) does not take action to affirmatively approve an increase in the Share Limit on or prior to the applicable date provided for under the plan, the Share Limit remains at its then current level. Notwithstanding the above, no more than 10,000,000 total awards and 10,000,000 incentive stock options may be granted pursuant to the terms of the 2022 Plan.

The above description of the 2022 Plan does not purport to be complete, and is qualified in its entirety by reference to the full text of the 2022 Plan, which is filed as Exhibit 10.1 hereto and is incorporated by reference into this Item 5.02 in its entirety.

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Item 5.07. Submission of Matters to a Vote of Security Holders.

As disclosed in greater detail in the Information Statement, as may be amended by the Definitive Information Statement, effective on effective on May 5, 2022, Anthony Brian Goodman, the President, Chief Executive Officer and Chairman of the Board of Directors of the Company, and Luxor Capital LLC, which entity is beneficially owned and controlled by Mr. Goodman (collectively, the “Majority Stockholders”), which collectively beneficially owned an aggregate of 18,000,579 total voting shares, representing 50.5% of the Company’s voting stock as of such date, including (a) 10,500,579 shares of common stock, representing 37.3% of the Company’s outstanding shares of common stock, and (b) 1,000 shares of the Company’s Series B Voting Preferred Stock, representing 100% of the Company’s issued and outstanding Series B Voting Preferred Stock, which Series B Voting Preferred Stock shares each vote 7,500 voting shares on stockholder matters (7,500,000 shares in aggregate), totaling an aggregate of 18,000,579 total voting shares, or 50.5% of the Company’s total voting shares, executed a written consent in lieu of the 2022 annual meeting of stockholders of the Company (the “Majority Stockholder Consent”), approving the following matters, which had previously been approved by the Board of Directors of the Company (the “Board”) on May 5, 2022 (collectively, the “Corporate Actions”):

•

The adoption of a Certificate of Amendment to our Articles of Incorporation establishing a three class, classified Board of Directors, consisting of up to thirteen individuals (the “Classified Board Amendment”)(a form of which is attached as an appendix to the Information Statement);

•

the adoption of a Certificate of Amendment to our Articles of Incorporation to require a supermajority vote to amend certain provisions of our articles, including those relating to the structure of our Board of Directors (the “Supermajority Vote Amendment”)(a form of which is attached as an appendix to the Information Statement);

•

the re-appointment of five members to our Board of Directors, to serve until the next annual meeting of stockholders and thereafter until their successors are elected and qualified (there was no change in directors in connection with the Majority Stockholder Consent and all members of the Board of Directors serving   as directors as of the date of the Majority Stockholder Consent were re-appointed as members of the Board of Directors);

•	the adoption of the 2022 Plan;

•	the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for the fiscal year ending October 31, 2022;

•	the approval, on an advisory basis, of the holding of future frequency votes on executive compensation every three years; and (the “Frequency Vote”); and

•	the approval, on an advisory basis, of the 2021 compensation of our named executive officers (the “Say-on-Pay” vote).

The Board of Directors of the Company did not solicit proxies for the annual meeting or the vote. There were no broker non-votes, no votes were withheld, and no votes were voted against or abstained, in connection with any of the Corporate Actions described above, including, but not limited to the appointment of the members of the Board of Directors, as only the Majority Stockholders voted. All of the shares voted pursuant to the Majority Stockholder Consent in regards to the Frequency Vote were voted to hold future votes every three years.

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The voting results for the approval of the Corporate Actions via the Majority Stockholder Consent were as follows:

	For		Against	Abstain	Broker Non-Votes
Approval of an adoption of a Certificate of Amendment to our Articles of Incorporation establishing a three class, classified Board of Directors, consisting of up to thirteen individuals	18,000,579		—	—	—

	For		Against	Abstain	Broker Non-Votes
Approval of an adoption of a Certificate of Amendment to our Articles of Incorporation to require a supermajority vote to amend certain provisions of our articles, including those relating to the structure of our Board of Directors	18,000,579		—	—	—

	For		Withheld	Abstain	Broker Non-Votes
Election of Directors	18,000,579		—	—	—
Anthony Brian Goodman	18,000,579		—	—	—
Weiting “Cathy” Feng	18,000,579		—	—	—
Thomas E. McChesney	18,000,579		—	—	—
Murray G. Smith	18,000,579		—	—	—
Aaron Richard Johnston	18,000,579		—	—	—

	For		Against	Abstain	Broker Non-Votes
Approval of the adoption of the Golden Matrix Group, Inc. 2022 Equity Incentive Plan	18,000,579		—	—	—

	For		Against	Abstain	Broker Non-Votes
Ratification of the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for the fiscal year ending October 31, 2022	18,000,579		—	—	—

	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
Approval, on an advisory basis, of the holding of future frequency votes on executive compensation every three years	—	—	18,000,579	—	—

	For		Against	Abstain	Broker Non-Votes
Approval, on an advisory basis, of the 2021 compensation of our named executive officers	18,000,579		—	—	—

The Board of Directors has considered the outcome of the Frequency Vote, and the fact that “3 Years” received the greatest number of votes via the Majority Shareholder Consent, and has determined that the Company will hold future Say-on-Pay votes once every three years until the occurrence of the next advisory vote on the frequency of Say-on-Pay votes. The next advisory vote regarding the frequency of Say-on-Pay votes is required to occur no later than the Company’s 2028 annual meeting of stockholders.

4

In accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended, each of the Corporate Actions, other than the Classified Board Amendment and the Supermajority Vote Amendment (collectively, the “Amendments”), will become effective no earlier than forty (40) days after the date notice of the internet availability of the Information Statement materials is first sent to stockholders, which we expect to be on or approximately June 25, 2022, provided that such date will depend on the date that we are able to file, and mail notice of the availability of, the Definitive Information Statement, with the Amendments becoming effective upon the filing of a combined Certificate of Amendment to our Articles of Incorporation affecting such amendments with the Secretary of State of Nevada, thereafter in the discretion of the officers of the Company.

We will file a subsequent Current Report on Form 8-K at such time as the Amendments become effective with the Secretary of State of Nevada, disclosing the effectiveness thereof.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description of Exhibit
10.1*	Golden Matrix Group, Inc. 2022 Equity Incentive Plan
104	Inline XBRL for the cover page of this Current Report on Form 8-K

*Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

GOLDEN MATRIX GROUP, INC.

Date: May 11, 2022	By:	/s/ Anthony Brian Goodman
Anthony Brian Goodman
Chief Executive Officer

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